Exhibit 99.1

FirstEnergy Corp.	For Release: November 1, 2021
76 South Main Street
Akron, Ohio 44308
www.firstenergycorp.com

News Media Contact:	Investor Relations Contact:
Mark Durbin	Irene Prezelj
(330) 761-4365	(330) 384-3859

FirstEnergy Ohio Companies Reach Settlement to Resolve Multiple Proceedings at the Public Utilities Commission of Ohio
Settlement results in $306 million in benefits to all FirstEnergy Ohio utility customers

AKRON, Ohio – FirstEnergy Corp. (NYSE: FE) today announced that its Ohio utilities – Ohio Edison, Cleveland Electric Illuminating Company and Toledo Edison – have reached a settlement with all parties involved to resolve multiple proceedings under consideration by the Public Utilities Commission of Ohio (PUCO). The settlement will provide $306 million in benefits to FirstEnergy’s Ohio utility customers.

“FirstEnergy worked openly and collaboratively with all parties to understand their concerns, find common ground and reach a unanimous resolution that is truly in the best interests of all our Ohio customers,” said Steven E. Strah, FirstEnergy president and chief executive officer. “We appreciate the time, input and efforts of all the parties involved in these important discussions, which bring clarity and resolution to these PUCO proceedings. FirstEnergy remains committed to working cooperatively with stakeholders going forward to help ensure we deliver safe, reliable and affordable electric service, grounded in a culture of strong compliance, ethics, integrity and accountability.”

The parties to the unanimous settlement include: The Office of the Ohio Consumers’ Counsel, Staff of the Public Utilities Commission of Ohio, Ohio Energy Group, Industrial Energy Users-Ohio, Ohio Manufacturers’ Association Energy Group, Ohio Partners for Affordable Energy, Nucor Steel Marion, Inc., The Kroger Co., Interstate Gas Supply, Inc., Northeast Ohio Public Energy Council, the Ohio Hospital Association, and FirstEnergy’s Ohio utilities.

The open and transparent settlement discussions, which began in August, resolved a wide range of topics in ten proceedings before the PUCO, including Significantly Excessive Earnings Tests (SEET) for 2017-2020, audits of the companies’ energy efficiency riders for 2014-2018 and a review of the companies’ current rate plan that is required every four years.

The settlement includes the following benefits to all customers:
•$96 million in bill credits associated with the companies’ 2017-2019 SEET cases, with $51 million allocated to residential customers.
•$210 million in future rate reductions for all customers, including $80 million in 2022, $60 million in 2023, $45 million in 2024, and $25 million in 2025.

FirstEnergy utilities’ current rate plan also will continue through May 2024, and the FirstEnergy utilities will file their next base distribution rate case in May 2024.

The settlement has been filed with the PUCO and is subject to final Commission approval.

FirstEnergy is dedicated to integrity, safety, reliability and operational excellence. Its ten electric distribution companies form one of the nation's largest investor-owned electric systems, serving customers in Ohio, Pennsylvania, New Jersey, West Virginia, Maryland and New York. The company's transmission subsidiaries operate more than 24,000 miles of transmission lines that connect the Midwest and Mid-Atlantic regions. Follow FirstEnergy on Twitter @FirstEnergyCorp or online at www.firstenergycorp.com.

Forward-Looking Statements: This News Release includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the potential liabilities, increased costs and unanticipated developments resulting from governmental investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into on July 21, 2021 with the U.S. Attorney’s Office for the Southern District of Ohio; the risks and uncertainties associated with government investigations regarding House Bill 6, as passed by Ohio’s 133rd General Assembly, and related matters including potential adverse impacts on federal or state regulatory matters including, but not limited to, matters relating to rates; the potential of non-compliance with debt covenants in our credit facilities; the risks and uncertainties associated with litigation, arbitration, mediation and similar proceedings; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity, including the final PUCO approval of the Stipulation; the ability to accomplish or realize anticipated benefits from our FE Forward initiative and our other strategic and financial goals, including, but not limited to, maintaining financial flexibility, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing our transmission and distribution investment plans, greenhouse gas reduction goals, controlling costs, improving our credit metrics, growing earnings, and strengthening our balance sheet through a sale of a minority interest in certain of our transmission assets and/or issuance of additional equity; economic and weather conditions affecting future operating results, such as a recession, significant weather events and other natural disasters, and associated regulatory events or actions in response to such conditions; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; the extent and duration of COVID-19 and the impacts to our business, operations and financial condition resulting from the outbreak of COVID-19 including, but not limited to, disruption of businesses in our territories and governmental and regulatory responses to the pandemic; the effectiveness of our pandemic and business continuity plans, the precautionary measures we are taking on behalf of our customers, contractors and employees, our customers’ ability to make their utility payment and the potential for supply-chain disruptions; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers’ demand for power, including, but not limited to, the impact of climate change or energy efficiency and peak demand reduction mandates; changes in national and regional economic conditions, including inflationary pressure, affecting us and/or our customers and those vendors with which we do business; the risks associated with cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts, or causing us to make contributions sooner, or in amounts that are larger, than currently anticipated; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our Securities and Exchange Commission (“SEC”) filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s board of directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s filings with the SEC, including, but not limited to, the most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise.

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